Prospectus and Statement of Additional Information Supplement -- Aug. 6, 2003*


Fund Name                             Prospectus Form #        SAI Form #
AXP(R) Partners Small Cap Value Fund
(July 30, 2003)                          S-6239-99 E          S-6239-20 E

For the prospectus

The "Principal Investment Strategies" section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified mutual fund that invests primarily in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in companies with market capitalization of less than $2 billion, which also includes micro capitalization companies with market capitalization of less than $400 million, at the time of investment. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadvisers. AEFC has selected three independent asset managers, Royce & Associates, LLC (Royce), Third Avenue Management LLC (Third Avenue), and Goldman Sachs Asset Management, L.P. (GSAM) (the Subadvisers), to subadvise the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small and micro capitalization companies that they believe are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000(R) Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index if the stock remains attractive.

Royce

Royce uses a value methodology in managing its portion of the Fund. In selecting securities, Royce evaluates the quality of a company's balance sheet, the level of its cash flows and various measures of a company's profitability. Royce then uses these factors to assess the company's current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company's future growth prospects and current financial condition. Royce's investments focus on small- and micro-cap securities that it believes are trading significantly below its estimate of their current worth. In selecting securities for the Fund, Royce looks for companies in the upper end of the small-cap market that have:

o    Excellent business strengths.

o    High internal rates of return and low leverage.

In the micro-cap sector, Royce selects from a universe of more than 6,200 micro-cap companies that it believes are trading significantly below its estimate of their current worth.

Third Avenue

Third Avenue uses a value investment style through a disciplined bottom-up approach to identify securities of well-financed companies which are trading at a substantial discount. Focusing on a company's fundamentals rather than macro-economic trends, Third Avenue investigates publicly available information about a company to understand its dynamics and gathers information about its management, its customers, and its competitors. In selecting securities for the Fund, Third Avenue identifies attractive investments that exhibit the following four essential characteristics:

o High quality resources, measured by the presence of high quality assets, the absence of liabilities both on and off the balance sheet and strong cash flows.

o Competent management with a strong record as an owner and operator of the business, and shares a common interest with outside, passive minority shareholders.

o    Understandable   business,   based  on  company's   published   financials,
     Securities  and  Exchange   Commission   (SEC)  filings  and  other  public
     documents.

o Selling at a discount to the value of business were it a private company or a takeover candidate.

Third Avenue will generally sell a security when there has been a fundamental change in the business or capital structure of the company, which significantly affects the investment's inherent value, or when Third Avenue believes that the market value of an investment is over-priced relative to its intrinsic value.

GSAM

Business quality, attractive valuation and thoughtful portfolio construction are the key elements of GSAM's Value Equity approach. Through intensive, hands-on research the Value Equity team at Goldman Sachs seeks to identify well-positioned small-cap companies that have attractive returns on capital, strong or improving cash flow characteristics and run by shareholder-oriented managements. The team employs a disciplined valuation approach to invest in these companies when the market does not fully recognize their real economic value.

GSAM will sell a position if (1) the risk/reward profile becomes less attractive due to price appreciation; (2) our investment thesis for a particular holding is invalidated based on subsequent information; and (3) our confidence in management's ability to execute is compromised. Furthermore, GSAM mitigates the liquidity and company-specific risks associated with small-cap value investing by limiting their sector bets and investing in a large number of holdings.

Unusual Market Conditions

During unusual market conditions, the Fund's policies permit investment of more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

The "Investment Manager" section has been revised as follows:

AEFC selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board of Directors (the "Board"). The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing a small capitalization value fund whose investment goals and strategies are substantially similar to those of the Fund.

Royce

Royce & Associates, LLC has been investing in small-cap securities with a value approach for more than 25 years. Charles M. Royce has been Royce's President and Chief Investment Officer since 1972. W. Whitney George, Managing Director, Vice President and Senior Portfolio Manager and Jay S. Kaplan, Portfolio Manager, co-manage the portion of the Fund's portfolio managed by Royce. Mr. George has been employed by Royce since 1991. Mr. Kaplan has been employed by Royce since 2000, having previously been a Managing Director and Portfolio Manager at Prudential Investments.

Third Avenue

Curtis R. Jensen and Ian Lapey have primary responsibility for managing the portion of the Fund's portfolio managed by Third Avenue. Mr. Jensen, Co-Chief Investment Officer and Portfolio Manager of the Third Avenue Small-Cap Value Fund, oversees the management of those assets managed by Third Avenue, and Mr. Lapey, Portfolio Manager, handles the day-to-day management of those assets. Mr. Jensen has been employed by Third Avenue since 1995, having previously held various corporate finance positions with Manufacturers Hanover Trust Company and Enright and Company, a private investment banking firm. Mr. Jensen received a BA from Williams College and an MBA from the Yale School of Management, where he studied under Mr. Whitman. Mr. Lapey has been employed by Third Avenue since 2001, having previously been an Equity Research Analyst with Credit Suisse First Boston for three years. Mr. Lapey received a BA from Williams College, an MS from Northeastern University Graduate School of Professional Accounting, and an MBA from New York University Stern School of Business. Martin J. Whitman, CFA, is founder and Co-Chief Investment Officer of Third Avenue Management LLC.

GSAM

A team of seasoned small-cap value investors is responsible for managing GSAM's portion of the Fund. Portfolio managers are organized along industry lines and are responsible for conducting research in their particular area of expertise. While the team debates investment ideas and overall portfolio structure, the buy/sell decision resides with the portfolio manager responsible for the industry. Key professionals include.

Eileen Rominger, Managing Director and Chief Investment Officer

Eileen is Chief Investment Officer and portfolio manager on the U.S. Value team where she oversees the portfolio construction and investment research for the firm's value accounts. Her prior experience spanned 18 years at Oppenheimer Capital, where she was a Managing Director and member of the Executive Committee. She was a senior portfolio manager for corporate pension fund and insurance company accounts, portfolio manager of Quest Value Fund since 1988, as well as a senior research analyst responsible for several industries. Eileen received an M.B.A. from Wharton School of Business and a B.A. from Fairfield University.

Chip Otness, CFA, Managing Director and Portfolio Manager

Chip is a portfolio manager on the U.S. Value team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip brings to Goldman Sachs 30 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. Chip started his career at JP Morgan where he spent 28 years. When he left JP Morgan he was Managing Director and ran the J.P. Morgan's Small Cap Institutional group and was responsible for growing and managing $3.6 billion in assets. Chip received a B.A. in Economics from Harvard University.

Lisa Parisi, CFA, Vice President and Portfolio Manager

Lisa is a portfolio manager on the U.S. Value team, where she has broad research responsibilities across the value strategies. Previously, Lisa started a small-cap value strategy for John A Levin & Co. Lisa also developed a small-cap value product and co-managed a mid-cap value product at Valenzuela Capital, where she was a managing director. Lisa started her career working at Lazard Freres on the small-cap value team and has also worked at Royce Associates and Trust Company of the West. Lisa received a B.B.A. from Adelphi University and an M.B.A. in Finance from the Stern School of Business at New York University.

J. Kelly Flynn, Vice President and Portfolio Manager

Kelly is a portfolio manager for the U.S. Value team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Kelly spent three years at Lazard Asset Management where he was a portfolio manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small-cap value portfolio manager at 1838 Investment Advisors. Kelly has also spent time working for Edgewater Private Equity Fund as a research analyst and at First Boston in the mergers and acquisitions department. Kelly received a B.A. from Harvard in 1990 and an M.B.A from Wharton School of Business.

Dolores Bamford, CFA, Vice President and Portfolio Manager

Dolores is a portfolio manager for the U.S. Value team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was portfolio manager for a variety of funds including the Putnam Convertible Income-Growth Fund, the Global Resources Fund. Dolores received a B.A. from Wellesley College in 1988 and her M.S. from MIT Sloan School of Management.

Scott Carroll, CFA, Vice President and Portfolio Manager

Scott is a portfolio manager on the U.S. Value team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs, Scott spent over five years at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an equity analyst. Scott also spent two years as a Senior Auditor at Pittway Corporation. Scott received a B.S. in Accounting from Northern Illinois University in 1988, and an MBA from the University of Chicago Graduate School of Business.

The Fund pays AEFC a fee for managing its assets. AEFC, in turn, pays a portion of this fee to each of the Subadvisers. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.91% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

Royce is located at 1414 Avenue of the Americas, New York, New York. Royce, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland.

Third Avenue is located at 622 Third Avenue 32nd Floor, New York, New York. Third Avenue, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. On August 8, 2002, Affiliated Managers Group, Inc. acquired an indirect majority equity interest in Third Avenue. The investment professionals and management team serving Third Avenue remain unchanged.

GSAM is located at 32 Old Slip, 17th Floor, New York, New York. GSAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. GSAM is a division of The Goldman Sachs Group, Inc., a publicly traded financial services company, located at 85 Broad Street, New York, New York.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For the Statement of Additional Information

Under the "Investment Management Services Agreement," the section regarding the Subadvisory Agreements has been revised as follows.

Subadvisory Agreements

The assets of the Fund are managed by three Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restriction. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services. A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

Royce: Royce & Associates, LLC (Royce), located at 1414 Avenue of the Americas, New York, New York, subadvises the Fund's assets. Royce, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland. Under the Subadvisory Agreement, the fee is equal to .80% on the first $50 million, reducing to .50% as assets increase.

Third Avenue: Third Avenue Management LLC (Third Avenue), located at 622 Third Avenue 32nd Floor, New York, New York, subadvises the Fund's assets. Third Avenue, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Third Avenue is an indirect subsidiary of Affiliated Managers Group, Inc. located at 600 Hale Street, Prides Crossings, Massachusetts 01965. Under the Suadvisory Agreement, the fee is equal to .50% on the first $100 million, reducing to .40% as assets increase.

GSAM: Goldman Sachs Asset Management, L.P. (GSAM), located at 32 Old Slip, 17th Floor, New York, New York, subadvises the Fund's assets. GSAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. GSAM is a division of Goldman Sachs Group, Inc., a publicly traded financial services company, located at 85 Broad Street, New York, New York. Under the Subadvisory Agreement, the fee is equal to .60% on the first $100 million, reducing to .55% as assets increase.



Valid until next update.
*Destroy July 30, 2004

S-6239-4 A (8/03)